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                                                                    EXHIBIT 99.3

 CERTIFICATION OF CHIEF FINANCIAL OFFICER OF HYPERCOM CORPORATION PURSUANT TO
      18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

      I certify that: (i) the Annual Report on Form 10-K for the year ended December 31, 2002 of Hypercom Corporation (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Hypercom Corporation.


By: /s/ John W. Smolak
   ---------------------------------
John W. Smolak
Chief Financial Officer

March 28, 2003